NAVIGATOR TACTICAL FIXED INCOME FUND

Class A	Ticker: NTBAX
Class C	Ticker: NTBCX
Class I	Ticker: NTBIX

(a series of Northern Lights Fund Trust)

Supplement dated August 13, 2019 to the Prospectus and Statement of Additional Information dated January 28, 2019

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Please be advised, that effective June 25, 2019, the second and third paragraphs of the section entitled “Management” on page 33 of the Prospectus is hereby deleted in its entirety and replaced by the following:

Pursuant to an Investment Advisory Agreement, the Navigator Duration Neutral Bond Fund, Navigator Equity Hedged Fund, and Navigator Sentry Managed Volatility Fund pays the adviser, on a monthly basis, an annual advisory fee equivalent to 0.55%, 0.75%, and 0.85% of the Funds’ average daily net assets, respectively. The adviser has contractually agreed to reduce its fees and to reimburse expenses for the Navigator Duration Neutral Bond Fund, Navigator Equity Hedged Fund, and Navigator Sentry Managed Volatility Fund, at least until January 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.50%, 2.25% and 1.25% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, of the Sentry Managed Volatility Fund; 1.60%, 2.35% and 1.35% of the average daily net assets attributable to Class A, Class C and Class I Shares, respectively, of the Duration Neutral Bond Fund; and 1.35%, 2.10% and 1.10% of the average daily net assets attributable to Class A, Class C and Class I shares, respectively, of the Equity Hedged Fund. Fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the end of the fiscal year during which fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost its performance. For the fiscal year ended October 31, 2018, Navigator Tactical Fixed Income Fund, Navigator Duration Neutral Bond Fund, Navigator Equity Hedged Fund, and Navigator Sentry Managed Volatility Fund paid the adviser 0.85%, 0.55%, 0.53%, and 0.11% of average net daily net assets, respectively. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement between the Trust and the adviser with respect to Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund, Navigator Duration Neutral Bond Fund, and Navigator Equity Hedged Fund are available in the Funds’ annual report to shareholders dated October 31, 2018.

Pursuant to an advisory agreement between Navigator Tactical Fixed Income Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of the Navigator Tactical Fixed Income Fund average daily net assets in accordance with an advisory fee schedule which includes breakpoints according to the table below.

Advisory Fee Breakpoint Table

(Navigator Tactical Fixed Income Fund)

Portion of Net Assets	Advisory Fee
Less than $4.5 billion	0.85%
Greater than $4.5 billion and less than or equal to $5.5 billion	0.80%
Greater than $5.5 billion	0.75%

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information, dated January 28, 2019. This supplement should be read in conjunction with the Prospectuses and Statements of Additional Information and should be retained for future reference.